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               WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED
                      CREDIT AGREEMENT AND CREDIT DOCUMENTS

         THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CREDIT DOCUMENTS ("Amendment"), dated as of October 24, 2002 (the "Amendment Date"), is among Friedman's Inc., a Delaware corporation, each of its Subsidiaries party hereto, Bank of America, N.A. (in its capacity as administrative agent for the Lenders), and each of the lending institutions party hereto.

                                    RECITALS:

         A. The Credit Parties, the Lenders, and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 2002 (as amended, the "Credit Agreement") pursuant to which the Lenders have provided certain credit facilities to the Borrowers.

         B. The Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement and waive Events of Default under the Credit Agreement as provided hereinbelow.

         C. Subject to satisfaction of the conditions set forth herein, the Lenders are willing to amend the Credit Agreement and provide the requested waivers of Events of Default as specifically provided herein.

         NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                    ARTICLE 2

                           Waiver of Event of Default

         Section 2.1 Waiver of Event of Default. The Credit Parties have failed to deliver on or before October 12, 2002, (a) the terminations, releases, and UCC amendments prescribed by clause (c) of paragraph 1 of the certain Postclosing Agreement dated as of the Closing Date among the original parties to the Credit Agreement (as amended or otherwise modified from time to time, the "Postclosing Agreement") which is an Event of Default under the Postclosing Agreement and (b) the terminations,
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releases, and UCC amendments prescribed by clause (o) of the definition of
"Permitted Liens" set forth in the Credit Agreement which has resulted in a breach of the covenant contained in Section 7.2 of the Credit Agreement and an Event of Default pursuant to Section 8.1(c)(i) of the Credit Agreement (collectively, the "Specified Defaults"). The Credit Parties have requested that the Lenders waive the Events of Default resulting from the Specified Defaults. Effective as of the Amendment Date, and subject to the conditions precedent and other terms of this Amendment, the requisite Lenders hereby waive the Events of Default resulting from the Specified Defaults.

                                    ARTICLE 3

                                   Amendments

         Section 3.1 Amendment to Cover Page of the Credit Agreement. Effective as of the Amendment Date, the cover page of the Credit Agreement is amended and restated in its entirety to read as set forth in Annex A of this Amendment.

         Section 3.2 Amendment to Section 1.1 of the Credit Agreement. Effective as of the Amendment Date, Section 1.1 of the Credit Agreement is amended as follows:

                  (a) the definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "Borrowing Base" means, as of any day, an amount
                  equal to the sum of (a) the Receivables Advance Rate multiplied by the Net Balance of the Borrowers' Eligible Installment Contracts, plus (b) the lesser of (i) fifty percent (50.0%) of the Borrowers' Eligible Inventory, (ii) eighty-five percent (85.0%) of the Net Recovery Value of the Borrowers' inventory, or (iii) $75,000,000, minus (c) Reserves, minus (d) on any day other than the Closing Date, $5,000,000.

                  (b) the definition of "Permitted Investments" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "Permitted Investments" means Investments which are
                  (a) cash and Cash Equivalents, (b) accounts receivable created, acquired, or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) Investments consisting of Capital Stock, obligations, securities, or other Property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors, (d) Investments existing as of the Closing Date and set forth in Schedule 1.1B, (e) advances or loans to directors, officers, and employees in the ordinary course of business for reasonable business expenses that do not exceed $1,000,000 in the aggregate at any one time outstanding, (f) Investments by members of the

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                  Consolidated Group in their Subsidiaries and Affiliates
                  existing on the Closing Date; provided that such Investments, direct and indirect, in Crescent Jewelers, Inc., its Subsidiaries, and parent companies (collectively herein "Crescent Parties") shall not at anytime exceed $95,000,000 in the aggregate as follows: (i) an initial investment of $85,000,000 on the Closing Date; (ii) an additional Investment not in excess of $5,000,000 in the aggregate at anytime after the Closing Date if the Excess Availability immediately after giving effect to the making of such Investment is equal to or greater than $10,000,000; provided that if such additional Investment is made in December the Excess Availability immediately after giving effect to the making of such Investment shall be equal to or greater than $35,000,000; and
                  (iii) an additional Investment not in excess of $5,000,000 in the aggregate if the Excess Availability immediately after giving effect to the making of such Investment is equal to or greater than the Minimum Excess Availability Requirement, (g) Investments by members of the Consolidated Group in and to Domestic Credit Parties, (h) Investments which constitute Permitted Acquisitions, (i) Investments in Persons that do rot become Subsidiaries (but specifically excluding any of the Crescent Parties) after giving effect to such Investments, representing the formation of strategic alliances or other similar arrangements in an amount not to exceed $6,000,000 in the aggregate at any time outstanding; provided that at the time of making any such Investment, Excess Availability is equal to or in excess of the Minimum Excess Availability Requirement immediately after giving effect to such Investment, and no Default or Event of Default exists, and (j) other Investments of a nature not contemplated in clauses (a) through (j) preceding (but specifically excluding any Investment in any of the Crescent Parties) in an amount not to exceed $3,000,000 in the aggregate at any time outstanding.

                  (c) clause (o) in the definition of "Permitted Liens" in
         Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (o) Liens existing as of the Closing Date and set
                  forth in Schedule 1.1C; provided that no such Lien shall at anytime be extended to or cover any Property other than the Property subject thereto on the Closing Date, and provided further, notwithstanding the foregoing, any such Lien which purports to cover Collateral, including, without limitation, proceeds of consigned goods described in clause (p) following shall not be a Permitted Lien after the expiration of one hundred twenty (120) days after the Closing Date.

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         Section 3.3 Amendment to Section 10.6(a)(ix) of the Credit Agreement.
Effective as of the Amendment Date, Section 10.6(a)(ix) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (ix) amend the definition of (A) Eligible Installment
                  Contracts, Eligible Inventory, or Reserves if the effect of any or all of such amendments would increase the determination of the Borrowing Base by more than five percent (5.0%) or (B) Borrowing Base, Receivables Advance Rate, or the proviso contained in clause (f) of the definition of Permitted Investments (including clause (i), clause (ii), or clause iii thereof).

         Section 3.4 Amendment to Section 10.17 of the Credit Agreement. Effective as of the Agreement Date, Section 10.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           Section 10.17 Agency of Friedman's for Each Other
                  Credit Party. Each of the other Credit Parties irrevocably appoints Friedman's as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein and all modifications hereto. Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Credit Parties or acting singly, shall be valid and effective if given or taken only by Friedman's, whether or not any of the other Credit Parties joins therein, and the Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of Friedman's under this Section 10.17, provided that nothing in this Section 10.17 shall limit the effectiveness of, or the right of the Agent and the Lenders to rely upon, any notice (including without limitation a Notice of Borrowing or a Notice of Continuation/Conversion), document, instrument, certificate, acknowledgment, consent, direction, certification, or other action delivered by any Credit Party pursuant to this Agreement.

                                    ARTICLE 4

                          Amendment to Credit Documents

         Section 4.1 Amendments to Postclosing Agreement. Effective as of the Amendment Date, the Postclosing Agreement is hereby amended as follows:

                  (a) the words "within forty five (45) days of the Agreement Date," where they appear in clause (c) of paragraph 1 of the Postclosing Agreement, are

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         hereby amended to read "within one hundred twenty (120) days of the
         Agreement Date"; and

                  (b) the words "within sixty (60) days of the Agreement Date," where they appear in clause (d) of paragraph 1 of the Postclosing Agreement, are hereby amended to read "within ninety (90) days of the Agreement Date".

                                    ARTICLE 5

                                   Conditions

         Section 5.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                           (i) Amendment Documents. This Amendment and any other
                  instrument, document, or certificate reasonably required by the Agent to be executed or delivered by the Credit Parties in connection with this Amendment, in each case duly executed (the "Amendment Documents");

                           (ii) Additional Information. The Agent shall have
                  received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby; and

                           (iii) Expenses. The Borrowers shall have paid to the
                  Agent all fees, costs, and expenses owed to and/or incurred by the Agent in connection with the Credit Agreement or this Amendment.

                  (b) The representations and warranties contained herein, in the Credit Agreement, and in all other Credit Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent; and

                  (d) No Default or Event of Default shall be in existence after giving effect to this Amendment.

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                                    ARTICLE 6

                                  Miscellaneous

         Section 6.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. Each of the Credit Parties, the Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Credit Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 6.2 Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Credit Party and will not violate such Credit Party's organizational or governing document, (b) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct on and as of the date hereof, in all material respects, as if made again on and as of the date hereof except for such representations and warranties limited by their terms to a specific date, and (c) after giving effect to this Amendment, no Default or Event of Default exists.

         Section 6.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

         Section 6.4 Reference to Credit Agreement. Each of the Credit Documents, including the Credit Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

         Section 6.5 Effect of Amendment. The effect of the waivers contained in
Section 2.1 of this Amendment are expressly limited as provided herein, and in order to induce the Agent and the Lenders to agree to such waivers, each of the Credit Parties agrees that such waivers shall not constitute or be deemed a waiver of any other Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any such other Event of Default. No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant,

                                       6
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condition, or duty by any Credit Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Each of the Credit Parties (individually, a "subject Credit Party") hereby (a) consents to the execution and delivery of this Amendment by the other Credit Parties, (b) agrees that this Amendment shall not limit or diminish the obligations of the subject Credit Party under its certain Credit Documents delivered in connection with the Credit Agreement, executed or joined in by the subject Credit Party and delivered to the Agent, (c) reaffirms the subject
Credit Party's obligations under each of such Credit Documents, and (d) agrees that each of such Credit Documents remains in full force and effect and is hereby ratified and confirmed.

         Section 6.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.7 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES.

         Section 6.8 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties, the Agent, and the Lenders and their respective successors and assigns, except no Credit Party may assign or transfer any of its respective rights or obligations hereunder except in accordance with the provisions of the Credit Agreement.

         Section 6.9 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 6.10 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 6.11 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the Effective Date specified in the introductory paragraph hereof.

                                 CREDIT PARTIES:

                                 FRIEDMAN'S INC.


                                 By: /s/
                                     -------------------------------------------
                                     Victor M. Suglia
                                     Senior Vice President,
                                     Chief Financial Officer


                                 FRIEDMAN'S FLORIDA PARTNERSHIP

                                 By:      Friedman's Management Corp., its
                                          Managing Partner

                                          By: /s/
                                              ----------------------------------
                                              Victor M. Suglia
                                              President

                                 FI STORES LIMITED PARTNERSHIP

                                 By:      Friedman's Inc., its general partner

                                          By: /s/
                                              ----------------------------------
                                              Victor M. Suglia
                                              Senior Vice President,
                                              Chief Financial Officer

                                 FRIEDMAN'S HOLDING CORP.

                                 By: /s/
                                     -------------------------------------------
                                     Victor M. Suglia
                                     Secretary and Treasurer


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                                 FRIEDMAN'S MANAGEMENT CORP.

                                 By: /s/
                                     -------------------------------------------
                                     Victor M. Suglia
                                     President

                                 FCJV HOLDING CORP.

                                 By: /s/
                                     -------------------------------------------
                                     Victor M. Suglia
                                     President

                                 FCJV, L.P.

                                 By:      FCJV Holding Corp.,
                                          its general partner

                                          By: /s/
                                              ----------------------------------
                                              Victor M. Suglia
                                              President

                                 FRIEDMAN'S INVESTMENTS LLC

                                 By:      Friedman's Inc.,
                                          its managing member

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                 FRIEDMAN'S BENEFICIARY INC.

                                 By: /s/
                                     -------------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                        ----------------------------------------

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                                 AGENT:

                                 BANK OF AMERICA, N.A.

                                 By: /s/
                                     -------------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                        ----------------------------------------

                                 LENDERS:

                                 BANK OF AMERICA, N.A.

                                 By: /s/
                                     -------------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                        ----------------------------------------

                                 THE CIT GROUP/BUSINESS CREDIT, INC.

                                 By: /s/
                                     -------------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                        ----------------------------------------

                                       10
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                                     ANNEX A
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of August 28, 2002

                                      among

                                FRIEDMAN' S INC.,
                                       and
                    CERTAIN OF ITS SUBSIDIARIES PARTY HERETO,
                             as the Credit Parties,
                     THE LENDING INSTITUTIONS NAMED HEREIN,
                                 as the Lenders,

                             BANK OF AMERICA, N.A.,
                           as the Administrative Agent

                         BANC OF AMERICA SECURITIES LLC
                    Sole Lead Arranger and Sole Book Manager

                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                              as Syndication Agent

                               JPMORGAN CHASE BANK
                               Documentation Agent